                                                                   Exhibit 10.79


                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT, dated as of November 14, 1996 (this "Agreement"), among each of the undersigned (each a "Pledgor" and, collectively, the "Pledgors") and AP LOM LLC ("Pledgee").

                              W I T N E S S E T H:

                  WHEREAS, NextHealth, Inc. (the "Borrower") and Pledgee have entered into a Credit Agreement, dated as of November 14, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), pursuant to which Pledgee has agreed to make certain Loans to the Borrower;

                  WHEREAS, pursuant to the Guaranty, each Pledgor (other than the Borrower) has jointly and severally guaranteed to the Pledgee the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Agreement;

                  WHEREAS, it is a condition precedent to the making of Loans to the Borrower under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor desires to execute this Agreement to satisfy the condition precedent described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to such terms in the Credit Agreement. References to this "Agreement" shall mean this Pledge Agreement as the same may be in effect at the time such reference becomes operative, including all amendments, modifications and supplements hereto and any exhibits or schedules to any of the foregoing.

                  2. Pledge. In order to secure the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations and liabilities of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with any Loan Document to which it is a party and the due performance and compliance by such Pledgor with the terms of each such Loan Document (the "Obligations"), each Pledgor hereby pledges, assigns, grants a security interest in, transfers and delivers unto Pledgee each of the following (the "Collateral"):

                  (a) all of such Pledgor's right, title and interest in and to all shares (the "Pledged Shares") of capital stock described in Schedule I hereto and the certificates, if any, representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (b) all additional shares (the "Additional Shares") of capital stock at any time or from time to time acquired by such Pledgor in any manner (including, without limitation, any shares of preferred stock and the certificates, if any, representing such Additional Shares), and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                  (c) all other rights appurtenant to the property described in clauses (a) and (b) above (including, without limitation, voting rights); and

                  (d) all cash and noncash proceeds of any and all of the foregoing.

Certificates representing the Pledged Shares set forth on Schedule I hereto, accompanied by proper instruments of assignment duly executed in blank by each Pledgor, are herewith delivered to Pledgee. Promptly upon each Pledgor's acquisition of any Additional Shares, such Pledgor will (i) deliver proper instruments of assignment duly executed in blank by such Pledgor together with any certificates representing such Additional Shares, whereupon such Additional Shares shall be Pledged Shares; and (ii) amend Schedule I to include such Additional Shares.

                  3. Representations and Warranties. Each Pledgor hereby represents and warrants to Pledgee that as of the date hereof, and agrees that each delivery of Additional Shares shall constitute a representation and warranty that as of the date thereof:

                  (a) Such Pledgor is the sole holder of record and beneficial owner of the Pledged Shares set forth on Schedule I hereto, free and clear of any pledge, hypothecation, assignment, lien, charge, claim, security interest, option, preference, priority or other preferential arrangement of any kind or nature whatsoever ("Lien") thereon or affecting the title thereto.

                  (b) The Pledged Shares have been duly authorized and validly issued by each of the respective issuers set forth in Schedule I, and are fully paid and non-assessable, and such Pledgor has the right and all requisite corporate authority to pledge, assign, grant a security interest in, transfer and deliver the Collateral to Pledgee as provided herein.

                  (c) This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

                  (d) No consent, approval, authorization or other order of any Person is required for (i) the execution and delivery of this Agreement or the delivery of the Collateral to Pledgee as provided herein, or (ii) for the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Collateral by laws affecting the offering and sale of securities generally.

                  (e) The chief executive office of such Pledgor is set forth opposite its signature below. Such Pledgor has no trade name.

                  (f) Upon the delivery to Pledgee of the certificates representing the Pledges Shares, Pledgee will have a valid and perfected first priority security interest therein subject to no prior Lien.

                  The representations and warranties set forth in this Section 3 shall survive the execution and delivery of this Agreement.

                  4. Rights of Pledgors. Unless an Event of Default shall have occurred and be continuing:

                  (a) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, that such Pledgor shall not exercise or refrain from exercising such right if, in such Pledgee's judgment, such action could reasonably be expected to have a material adverse effect on the value of the Pledged Shares or any part thereof, and provided, further, that such Pledgor shall give Pledgee at least five days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

                  (b) Each Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends (except cash dividends paid or payable in respect of the total or partial liquidation of an issuer or such other distribution in return of capital) paid on the Pledged Shares; provided, however, that until actually paid, all rights to such dividends shall remain subject to the Lien of this Agreement. All dividends (other than cash dividends governed by the immediately preceding sentence) and all other distributions in respect of any of the Collateral, whenever paid or made, shall be delivered to Pledgee and held by it subject to the Lien created by this Agreement.

                  5. Covenants. Each Pledgor covenants and agrees that until the termination of this Agreement:

                  (a) Such Pledgor will not, without the prior written consent of Pledgee, sell, assign, transfer, mortgage, pledge or otherwise encumber any of its rights in or to the Collateral or any dividends or other distributions or payments with respect thereto or grant a Lien on any thereof.

                  (b) Such Pledgor will, at its own expense, execute, acknowledge and deliver all such instruments and take all such action as Pledgee from time to time may reasonably request in order to ensure to Pledgee the benefits of the first priority Lien on and to the Collateral intended to be created by this Agreement.

                  (c) Such Pledgor will defend the title to the Collateral and the Lien of Pledgee thereon against the claim of any Person claiming against or through such Pledgor and will maintain and preserve such Lien so long as this Agreement shall remain in effect.

                  (d) Unless such Pledgor shall have given Pledgee not less than 30 days' prior notice thereof, such Pledgor will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office.

                  6.       Remedies.

                  (a) Upon the occurrence of an Event of Default, then or at any time during the continuance of such occurrence, Pledgee is hereby authorized and empowered, at its election, (i) to transfer and register in its or its nominee's name the whole or any part of the Collateral, (ii) to exercise all voting rights with respect thereto, (iii) to demand, sue for, collect, receive and give acquittance for any and all cash dividends or other distributions or monies due or to become due upon or by virtue thereof, and to settle prosecute or defend any action or proceeding with respect thereto, (iv) to sell in one or more sales the whole or any part of the Collateral or otherwise to transfer or assign the same, applying the proceeds therefrom to the payment of the Obligations in such order as Pledgee shall determine, and (v) otherwise to act with respect to the Collateral or the proceeds thereof as though Pledgee were the outright owner thereof, each Pledgor hereby irrevocably constituting Pledgee as its proxy and attorney-in-fact, with full power of substitution to do so.

                  (b) Pledgee shall give each Pledgor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Such Pledgor agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code. Any sale shall be made at a public or private sale at Pledgee's place of business, or at any public building in The City of New York to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Pledgee may deem fair, and, to the extent permitted by applicable law, Pledgee may be the purchaser of the whole or any part of the Collateral so sold and hold the same thereafter in its own right free from any claim of such Pledgor or any right or equity of redemption, which right or equity is hereby waived and released. Each sale shall be made to the highest bidder, but Pledgee reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Except as otherwise herein specifically provided for, demands of performance, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer of agent of Pledgee.

                  (c) If, at the original time or times appointed for the sale of the whole or any part of the Collateral, either (i) the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Obligations, or (ii) if the Collateral be offered for sale in lots, if at any of such sales the highest bid for the lot offered for sale would indicate to Pledgee in its sole discretion the unlikelihood of the proceeds of the sales of the whole of the Collateral being sufficient to discharge all the Obligations, then in either such event Pledgee may, on one or more occasions, postpone any of said sales by public announcement at the time of sale. In the event of any such postponement, Pledgee shall give such Pledgor notice of such postponement.

                  (d) If, following an Event of Default, Pledgee, in its sole discretion, determines that it is necessary or advisable to effect a public registration of all or part of the Collateral pursuant to the Securities Act of 1933, as amended (the "Act"), then each Pledgor shall use its best efforts to cause the issuer or issuers of the Pledged Shares contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at such Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable judgment of Pledgee, advisable to register such shares under the provisions of the Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the initial effective date thereof, and to make all amendments thereto or to the related prospectus or both that, in the reasonable judgment of Pledgee, are necessary or advisable, all in conformity with the requirements of the Act and the rules and regulations promulgated thereunder. Such Pledgor agrees to use its best efforts to cause such issuer or issuers to
(i) comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction designated by Pledgee and (ii) make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Act.

                  (e) All expenses incurred in complying with Section 6(d), including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for each Pledgor or for the issuers of the Pledged Shares, the reasonable fees and expenses of counsel for Pledgee, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by such Pledgor.

                  (f) If, at any time when Pledgee shall determine to exercise its right to sell the whole or any part of the Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Pledgee may, in its sole and absolute discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable, but subject to the other requirements of this Section 6, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Pledgee in its sole and absolute discretion may (a) proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act (or similar statute),
(b) approach and negotiate with a single possible purchaser to effect such sale,
(c) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Collateral or part thereof, and (d) require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at sale, (ii) as to the content of legends to be placed upon any certificates representing the Collateral sold in such sale, including restrictions on fixture transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about the relevant Pledgor, any of the issuers of the Pledged Shares or Pledgee, such Person's intentions as to the holding of the Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as Pledgee may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Uniform Commercial Code and other laws affecting the enforcement of creditors' rights and the Act (or similar statute) and all applicable state securities laws. Each Pledgor

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
will execute and deliver such documents and take such other action as Pledgee deems necessary or advisable in order that any such sale may be made in compliance with law.

                  (g) Each Pledgor acknowledges that: (i) any sale under the circumstances described in this Section 6 shall be deemed to have been held in a manner which is commercially reasonable, and (ii) notwithstanding the legal availability of a private sale or a sale subject to restrictions of the character described above, Pledgee may, in its sole discretion, elect to seek registration of the Collateral under the Act (or similar statute or any applicable state securities laws) in accordance with its rights under this
Section 6. In the event of any such sale under the circumstances described in this Section 6, Pledgee shall incur no responsibility or liability for selling the whole or any part of the Collateral at a price which Pledgee may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sales were deferred until after registration as aforesaid. Each Pledgor hereby further acknowledges that any sale of any of the Collateral which has not been registered under the Act may be for a price less that which might have been obtained had the Collateral been registered under the Act.

                  (h) Each Pledgor agrees that it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Pledgee of any one or more such rights, powers or remedies. No failure or delay on the part of Pledgee to exercise any such right, power or remedy, and no notice or demand which may be given to or made upon any Pledgor by Pledgee with respect to any such remedies, shall operate as a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power or remedy hereunder without notice or demand, or prejudice its rights as against such Pledgor in any respect.

                  (i) Each Pledgor jointly and severally agrees to indemnify and hold harmless Pledgee and each Person who controls Pledgee within the meaning of either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, to which Pledgee or such Person may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Collateral as originally filed or in any amendment thereof, or in any preliminary prospectus or the prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no Pledgor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to such Pledgor by or on behalf of Pledgee specifically for use in connection with the preparation thereof.

                  7. Exoneration of Pledgee. Other than the exercise of reasonable care in the custody and preservation of the Collateral, Pledgee shall have no duty with respect thereto. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by Pledgee in good faith.

                  8. Waiver. No delay on Pledgee's part in exercising any power of sale or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by Pledgee with respect to any power of sale or other right hereunder, shall constitute a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power of sale or any other right hereunder, without notice or demand, or prejudice Pledgee's rights as against such Pledgor in any respect.

                  9. Assignment. Neither party may assign its rights under this agreement, except that in the event of assignment by Pledgee of its rights under the Credit Agreement in accordance therewith, the party to whom such assignment is made shall be entitled to Pledgee's rights hereunder.

                  10. Termination. At such time as (a) all Obligations have been fully satisfied and no Note is outstanding and (b) the Credit Agreement shall have been terminated, Pledgee shall deliver to such Pledgor the Collateral at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Lien hereof and all of such Pledgor's obligations hereunder shall thereupon terminate. When so released, such Collateral shall be free and clear of any lien or encumbrance hereunder.

                  11. Release. Each Pledgor consents and agrees that Pledgee may at any time, or from time to time, in Pledgee's sole discretion, exchange, release and/or surrender all or any of the Collateral, or any part(s) thereof, by whomever deposited, which is now or may hereafter be held by Pledgee in connection with all or any of the Obligations; all in such manner and upon such terms as Pledgee may deem proper, and without notice to or further assent from such Pledgor, it being hereby agreed that such Pledgor shall be and remain bound by this Agreement, irrespective of the existence, value or condition of any collateral and notwithstanding (i) any such exchange, release and/or surrender and/or (ii) any settlement, compromise, surrender, release, renewal or extension of any or all of the Obligations, and/or (iii) that the Obligations may at any time or from time to time exceed the aggregate principal amount outstanding pursuant to the Credit Agreement.

                  12. Expenses. Each Pledgor jointly and severally agrees to reimburse Pledgee for all expenses (including reasonable expenses for legal services of every kind) of, or incidental to the preparation or enforcement of any of the provisions of, this Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral and for the care of the Collateral and defending or asserting the rights and claims of Pledgee in respect of the Collateral, by litigation or otherwise, including but not limited to expenses of insurance and the fees and expenses of counsel for Pledgee. All such expenses shall be deemed additional Obligations.

                  13.      Miscellaneous.

                  (a) Pledgee may execute any of its duties hereunder by or through agents or employees. Pledgee may consult with legal counsel and any action taken or suffered in good faith in accordance with the advice of such counsel shall be fall justification and protection to it.

                  (b) Neither Pledgee nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for their own gross negligence or willful misconduct and Pledgee shall not be liable for any error of judgment made by it in good faith.

                  (c) This Agreement shall be binding upon each Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, Pledgee and its successors, transferees and assigns. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Pledgee and each Pledgor directly affected thereby.

                  (d) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

                  (e) Each Pledgor hereby consents to the jurisdiction of any state or federal court located within New York County, New York, and waives personal service or any and all process upon such Pledgor, and consents that all such service of process be made by registered mail directed to such Pledgor at the address stated in section 15 hereof and service so made shall be deemed to be completed five (5) Business Days after the same shall have been deposited in the United States mails, postage prepaid.

To the extent permitted by law, each Pledgor waives trial by jury and waives any objection to venue of any action instituted hereunder.

                  14.      Further Assurances, Pledgee May Perform.

                  (a) At each Pledgor's expense, such Pledgor will do all such acts, and will furnish to Pledgee all such financing statements, certificates, legal opinions and other documents and will do or cause to be done all such other things as Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights intended to be granted to Pledgee hereunder. To the extent permitted by applicable law, each Pledgor hereby authorizes Pledgee to execute and file, in the name of such Pledgor or otherwise, Uniform Commercial Code financing statements (which may be photocopies of this Agreement) which Pledgee in its sole discretion may deem necessary or appropriate.

                  (b) If any Pledgor fails to perform any act required by this Agreement, Pledgee may perform, or cause performance of, such act, and the expenses of Pledgee incurred in connection therewith shall be governed by
Section 12 hereof.

                  15. Notices. Except as otherwise provided herein, any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder):

                  (a)      If to Pledgee, at

                                    AP LOM LLC
                                    c/o Apollo Real Estate Advisors, L.P.
                                    1301 Avenue of the Americas
                                    38th Floor
                                    New York, New York 10019
                                    Attention:  Alfred Trivilino

                           with copies to:

                                    Battle Fowler LLP
                                    75 East 55th Street
                                    New York, New York 10022
                                    Attention:  Les Loffman, Esq.

                  (b) If to any Pledgor, at its address set forth opposite its signature below.


                  Failure to comply with the provisions set forth above with respect to the delivery of copies shall not impair the validity of any notice otherwise complying with the terms hereof.


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
                  16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  17. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.


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
                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                         AP LOM LLC, as Pledgee

                                         By: AP GP LOM LLC, its Managing Member

                                             By       Kronus Property, Inc.


                                         By: /s/ Alfred Trivilino
                                            ------------------------------------
                                             Title: Authorized Representative


Address:                                 NEXTHEALTH, INC.
16600 N. Lago del Oro Parkway
Tucson, Arizona 85739
Attention:  President                    By: /s/ William T. O'Donnell, Jr.
                                            ------------------------------------
                                             Title: Authorized Representative

                                                                      SCHEDULE I


PLEDGED SHARES

ISSUER          TYPE OF SHARES     NO. OF SHARES       CERTIFICATE         PERCENT OF
                                                       NUMBER              ISSUE

1.   Sierra Tuscon, Inc.                                                   100%

2.   Sierra Tuscon AC, Inc.                                                100%

3.   Sierra Tuscon Educational
       Materials (S.T.E.M.), Inc.                                          100%

4.   Sierra Healthstyles, Inc.                                             100%

5.   Onsite Workshops, Inc.                                                100%

6.   Nexthealth Water
       Resources, Inc.                                                     100%

7.   Soften Realty, L.L.C.







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